SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            Landstar System, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No filing fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

<PG$PCN>

                                    LOGO(R)

                             LANDSTAR SYSTEM, INC.
                              4160 WOODCOCK DRIVE
                          JACKSONVILLE, FLORIDA 32207

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 19, 1999

     Notice is hereby given that the 1999 Annual Meeting of Shareholders of Landstar System, Inc., a Delaware corporation (the "Company"), will be held at the Ponte Vedra Inn, Ponte Vedra Beach, Florida 32082, on Wednesday, May 19, 1999, at 10:00 a.m., local time, for the following purposes:

     (1) To elect two Class III Directors for terms to expire at the 2002 Annual Meeting of Shareholders;

     (2) To ratify the appointment of KPMG LLP as the Company's independent auditors for fiscal year 1999;

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 22, 1999 will be entitled to notice of and to vote at the meeting. A list of shareholders eligible to vote at the meeting will be available for inspection at the meeting at the Ponte Vedra Inn at the address set forth above and during business hours from May 9, 1999 to the date of the meeting at the Company's corporate headquarters at the address set forth above.

     All shareholders are cordially invited to attend the meeting in person. Whether you expect to attend the Annual Meeting or not, your proxy vote is very important. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES OR CANADA.

                                          By Order of the Board of Directors
                                          /s/ Michael L. Harvey
                                          MICHAEL L. HARVEY
                                          Vice President,
                                          General Counsel,
                                          and Secretary

Jacksonville, Florida
March 29, 1999

           IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE COMPLETED
                             AND RETURNED PROMPTLY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

<PG$PCN>

                             LANDSTAR SYSTEM, INC.

                                PROXY STATEMENT

March 29, 1999

                                  INTRODUCTION

     This Proxy Statement is furnished to the shareholders of Landstar System, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Board") to be voted at the Annual Meeting of Shareholders to be held on Wednesday, May 19, 1999 (the "1999 Annual Meeting"). The 1998 Annual Report to Shareholders (which does not form a part of the proxy solicitation material), including the financial statements of the Company for fiscal year 1998, is enclosed herewith. The mailing address of the principal executive offices of the Company is 4160 Woodcock Drive, Jacksonville, Florida 32207. This Proxy Statement, accompanying form of proxy, Notice of Meeting and 1998 Annual Report are being mailed to the shareholders of the Company on or about March 29, 1999.

                                  RECORD DATE

     The Board has fixed the close of business on March 22, 1999 as the record date for the 1999 Annual Meeting. Only shareholders of record on that date will be entitled to vote at the meeting in person or by proxy.

                                    PROXIES

     Shares cannot be voted at the meeting unless the owner thereof is present in person or by proxy. The proxies named on the enclosed proxy card were appointed by the Board to vote the shares represented by the proxy card. If a shareholder does not return a signed proxy card, his or her shares cannot be voted by proxy. Shareholders are urged to mark the boxes on the proxy card to show how their shares are to be voted. All properly executed and unrevoked proxies in the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with any specification thereon, or if no specification is made, will be voted "FOR" the election of the named nominees and ratification of KPMG LLP as independent auditors for the Company, as set forth in the Notice of 1999 Annual Meeting. The proxy card also confers discretionary authority on the proxies to vote on any other matter not presently known to management that may properly come before the meeting.

     Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before the proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of revocation to the Secretary of the Company received before the proxy is voted, or (iii) by such person(s) voting in person at the 1999 Annual Meeting.

     The Board has selected ChaseMellon Shareholder Services, L.L.C. as Inspectors of Election pursuant to the Company's Bylaws, as amended. The Inspectors shall ascertain the number of shares outstanding, determine the number of shares represented at the 1999 Annual Meeting by proxy or in person and count all votes and ballots. Each shareholder shall be entitled to one vote for each share of Common Stock (as defined hereafter) and such votes may be cast either in person or by written proxy.

                               VOTING SECURITIES

     The Company has only one class of voting securities, its common stock, par value $.01 per share (the "Common Stock") outstanding. On March 22, 1999, 10,276,833 shares of Common Stock were outstanding. At the 1999 Annual
Meeting, each shareholder of record at the close of business on March 22, 1999 will be entitled to one vote for each share of Common Stock owned on that date as to each matter

                                        1

<PG$PCN>

properly presented to the 1999 Annual Meeting. The holders of a majority of the total number of the issued and outstanding shares of Common Stock shall constitute a quorum for purposes of the 1999 Annual Meeting.

                             ELECTION OF DIRECTORS

     The Board is divided into three classes, with Directors in each class serving staggered three-year terms. At each annual meeting of shareholders, the terms of Directors in one of the three classes expire. At that annual meeting of shareholders, Directors are elected in a class to succeed the Directors whose terms expire, with the terms of the Directors so elected to expire at the third annual meeting of shareholders thereafter. Pursuant to the Company's Bylaws, new Directors elected by the remaining Board members to fill a vacancy on the Board shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class of which they have been elected expires and until such Director's successors shall have been duly elected and qualified. Pursuant to the Bylaws of the Company, the Board acting by resolution at its meeting on February 11, 1998 increased the number of Directors from six to seven; two Class III Directors to be elected at the 1999 Annual Meeting of Shareholders (whose members' terms will expire at the 2002 Annual Meeting of Shareholders), two in the class whose members' terms will expire at the 2000 Annual Meeting of Shareholders, and three in the class whose members' terms will expire at the 2001 Annual Meeting of Shareholders.

     It is intended that the shares represented by the accompanying form of proxy will be voted at the 1999 Annual Meeting for the election of nominees David G. Bannister and Jeffrey C. Crowe as the Directors comprising Class III whose members' terms will expire at the 2002 Annual Meeting of Shareholders, unless the proxy specifies otherwise. Each nominee has indicated his or her willingness to serve as a member of the Board, if elected.

     If, for any reason not presently known, David G. Bannister or Jeffrey C. Crowe are not available for election at the time of the 1999 Annual Meeting, the shares represented by the accompanying form of proxy may be voted for the election in his/their stead of substitute nominee(s) designated by the Board or a committee thereof, unless the proxy withholds authority to vote for all nominees.

     Assuming the presence of a quorum, to be elected, a nominee must receive the affirmative vote of the holders of a majority of the Common Stock, present, in person or by proxy, at the 1999 Annual Meeting. Abstentions from voting and broker non-votes will have no effect on the outcome of this proposal.

                 THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

                                        2

<PG$PCN>

                            DIRECTORS OF THE COMPANY

     The following information describes the principal occupation or employment, other affiliations and business experience of each nominee named above and to the other persons whose terms as Directors will continue after the 1999 Annual Meeting.

             NAME                AGE                      BUSINESS EXPERIENCE
             ----                ---                      -------------------
CLASS III -- NOMINEES FOR ELECTION TO SERVE AS DIRECTORS UNTIL 2002 ANNUAL MEETING

David G. Bannister.............   43  Mr. Bannister has been a Director of the Company since April
                                      1991 and a Director of Landstar System Holdings, Inc. (a
                                      wholly-owned subsidiary of the Company) ("LSHI") since
                                      October 1988. Mr. Bannister is a Managing Director of
                                      Grotech Capital Group, a private equity and venture capital firm. Prior to joining Grotech in May 1998, Mr. Bannister
                                      was a Managing Director at BT Alex. Brown Incorporated. He
                                      has been a Director of Allied Holdings, Inc. since December
                                      1993.

Jeffrey C. Crowe...............   52  Mr. Crowe has been Chairman of the Board, President and
                                      Chief Executive Officer of the Company since April 1991. He has been President and Chief Executive Officer of LSHI since
                                      June 1989 and Chairman of the Board of LSHI since March
                                      1991. Mr. Crowe has been President of Signature Insurance
                                      Company (a wholly-owned subsidiary of LSHI) ("Signature")
                                      since February 1997. Mr. Crowe served in a number of
                                      capacities at the American Trucking Association, Inc.
                                      ("ATA") including Secretary and a member of the ATA
                                      Executive Committee and served as a Director of the ATA
                                      Foundation since November 1989 until his resignation from
                                      ATA in 1998. He has also served as Chairman of the National
                                      Defense Transportation Association ("NDTA") commencing
                                      October 1993. From May 1990 to September 1993, he served as
                                      Chairman of the Surface Transportation Committee of the NDTA
                                      and also served as Chairman of the Board of Deliver, U.S.A., an affiliate of ATA, from 1990 to 1996 as well as a Vice
                                      President at large of the ATA from November 1989 to 1996. He has served as a Director of Silgan Holdings Inc. since May
                                      1997, a Director of National Chamber Foundation since
                                      November 1997, and a Director of U.S. Chamber of Commerce
                                      since February 1998. He has been a Director of SunTrust
                                      Bank-North Florida, N.A., since January 1999.

CLASS I -- DIRECTORS WHOSE TERMS EXPIRE AT 2000 ANNUAL MEETING

John B. Bowron.................   64  Mr. Bowron has been a Director of the Company since April
                                      1991 and served as Senior Vice President of the Company from
                                      January 1993 until December 1997 at which time he became
                                      Vice President. He also has been a Director of LSHI since
                                      October 1988. He was Chairman of the Board of Landstar
                                      Gemini, Inc. (an indirectly held subsidiary of LSHI)
                                      ("Landstar Gemini") from October 1990 to April 1997. Mr.
                                      Bowron was Chairman of the Board of Landstar Ranger, Inc. (a
                                      wholly-owned subsidiary of LSHI) ("Landstar Ranger") from
                                      April 1990 to November 1994. He served as a Director of
                                      Montgomery Tank Lines, Inc. ("MTL") and also served on the
                                      MTL Compensation Committee from May 1995 through April 1998.

                                        3

<PG$PCN>
                      DIRECTORS OF THE COMPANY (continued)

             NAME                AGE                      BUSINESS EXPERIENCE
             ----                ---                      -------------------
Ronald W. Drucker..............   57  Mr. Drucker has been a Director of the Company and LSHI since April 1994. From 1987 to 1993, he was the Chairman of the NDTA and currently serves as the Chairman of the NDTA
                                      Business Practices Committee. He has also served as Chairman of the Board of Encompass, a global logistics information
                                      joint venture of AMR and CSX Corporations from 1989 through
                                      1997. Between 1966 and 1992, Mr. Drucker served with CSX
                                      predecessor companies in various capacities. He is a member of the American Railway Engineering Association and the
                                      American Society of Civil Engineers and serves as a member of the Boards of Directors of SunTrust Bank-North Florida,
                                      N.A., Railworks, Inc., The Cooper Union for the Advancement
                                      of Science and Art, Jacksonville University and The New
                                      World Symphony.

CLASS II -- DIRECTORS WHOSE TERMS EXPIRE AT 2001 ANNUAL MEETING

Merritt J. Mott................   53  Mr. Mott has been a Director of the Company and LSHI since
                                      August 1994. He has also served as President and Treasurer of Rockford Sanitary Systems, Inc. since April 1986 and as
                                      President and Co-Founder of T & M Fabricating, Inc. since
                                      1993. From February 1983 to July 1996, he served as
                                      Executive Vice President and a Director of Mott Bros.
                                      Company. Mr. Mott has been a Director of Rockford Health
                                      Plans since April 1994 and has been a trustee of the William
                                      Howard Trust since 1984.

William S. Elston..............   58  Mr. Elston has been a Director of the Company and LSHI since
                                      February 1998. He has served as President and CEO of Clean
                                      Shower, L.P. since November 1998. He served as Managing
                                      Director/Executive Vice President of DHR, International,
                                      Inc., an executive recruiting firm, from February 1995 to
                                      November 1998. He was Executive Vice President, Operations,
                                      of Steelcase, Inc., from April 1994 to January 1995. Mr.
                                      Elston was President and Chief Executive Officer of GATX
                                      Logistics, Inc. from 1990 through March 1994. He has been a member of the Board of Directors of Southern Petroleum
                                      Systems since January 1998.

Diana M. Murphy................   42  Ms. Murphy has been a Director of the Company and LSHI since
                                      February 1998. She has been a Partner in the investment firm of Chartwell Capital Management Company since 1997. Ms.
                                      Murphy was an associate with Chartwell Capital and served as interim President for one of Chartwell's portfolio
                                      companies, Strategic Media Research, Inc. in 1996. She was
                                      Senior Vice President for Marketing and Advertising for The
                                      Baltimore Sun, a division of Times Mirror Corporation from
                                      1992 to 1995. Ms. Murphy is also a member of the Board of
                                      Strategic Media Research, Inc.

                                        4

<PG$PCN>

            INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

     The business of the Company is managed under the direction of the Board. The Board meets on a regularly scheduled basis four times a year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings and acts by written consent when important matters require Board action between scheduled meetings.

ATTENDANCE AT BOARD MEETINGS

     During the 1998 fiscal year, the Board held four regularly scheduled meetings, one special meeting, and acted by unanimous written consent 19 times. During such fiscal year all Directors attended 75% or more of the combined total meetings of the Board and its respective committees during the period in which they served as Directors or committee members.

COMMITTEES OF THE BOARD

     The Board has established an Audit Committee, a Compensation Committee, a Nominating Committee, a Safety Committee and a Strategic Planning Committee to devote attention to specific subjects and to assist in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during 1998 are described below. The Board does not have an Executive Committee.

AUDIT COMMITTEE

     Members: Ronald W. Drucker, Merritt J. Mott and Diana M. Murphy

     The Audit Committee recommends to the Board the appointment of the independent auditors for the Company and monitors the performance of such firm; reviews and approves the scope and results of the annual audit; and evaluates with the independent auditors the Company's annual audit and annual consolidated financial statements; reviews with management the status of internal accounting controls; and evaluates problem areas having a potential financial impact on the Company which may be brought to its attention by management, the independent auditors or the Board. In addition, the Audit Committee reviews the independent auditors' fees for services rendered to the Company. The Audit Committee held two meetings during 1998 and did not act by written consent in 1998.

COMPENSATION COMMITTEE

     Members: David G. Bannister, William S. Elston and Merritt J. Mott

     The Compensation Committee functions include (i) reviewing and making determinations subject to review by the Board with respect to matters having to do with the compensation of senior executive officers and Directors of the Company and (ii) administering certain plans relating to the compensation of officers. The Compensation Committee held four regularly scheduled meetings and did not act by written consent during 1998.

NOMINATING COMMITTEE

     Members: Jeffrey C. Crowe, David G. Bannister and Ronald W. Drucker

     The Nominating Committee functions include identifying persons for future nomination for election to the Board of Directors. No meetings were held in fiscal 1998 by the Nominating Committee. Stockholders who wish to submit names to the Nominating Committee for consideration should do so in writing addressed to the Nominating Committee, c/o Corporate Secretary, Landstar System, Inc., 4160 Woodcock Drive, Jacksonville, Florida 32207.

                                        5

<PG$PCN>

SAFETY COMMITTEE

     Members: Jeffrey C. Crowe, David G. Bannister and Diana M. Murphy

     The Safety Committee functions include the development and implementation of safety goals and strategies to be implemented by the Company. No meetings were held in fiscal 1998 by the Safety Committee.

STRATEGIC PLANNING COMMITTEE

     Members: John B. Bowron, Ronald W. Drucker, William S. Elston and Diana M. Murphy

     The Strategic Planning Committee functions include the development of strategic objectives and policies and procedures to achieve the strategic objectives of the corporation. The Strategic Planning Committee solicits the views of the Board of Directors and Senior Management and recommends strategic directions to the Board for implementation. The Strategic Planning Committee held two scheduled meetings during 1998.

                                        6

<PG$PCN>

                       EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the name, age, principal occupation and business experience during the last five years of each of the current executive officers of the Company. The executive officers of the Company serve at the discretion of the Board and until their successors are duly elected and qualified. For information regarding ownership of the Common Stock by the executive officers of the Company, see "Security Ownership by Management and Others." There are no family relationships among Directors and executive officers of the Company or its subsidiaries.

                   NAME                     AGE                   BUSINESS EXPERIENCE
                   ----                     ---                   -------------------
John B. Bowron............................  64    See previous description under "Directors of the
                                                  Company."

Jeffrey C. Crowe..........................  52    See previous description under "Directors of the
                                                  Company."

Henry H. Gerkens..........................  48    Mr. Gerkens has been Executive Vice President and
                                                  Chief Financial Officer of the Company and LSHI
                                                  since November 1994. He served as Vice President
                                                  and Chief Financial Officer of the Company from
                                                  January 1993 to November 1994 and held the same
                                                  positions at LSHI from August 1988 to November
                                                  1994. He is also an officer of each of the
                                                  subsidiaries (the "Subsidiaries") of LSHI: namely,
                                                  Landstar Gemini, Landstar Inway, Inc. (a
                                                  wholly-owned subsidiary of LSHI) ("Landstar
                                                  Inway"), Landstar Ligon, Inc. (a wholly-owned
                                                  subsidiary of LSHI) ("Landstar Ligon"), Landstar
                                                  Contractor Financing, Inc. (a wholly-owned
                                                  subsidiary of LSHI) ("LCFI"), Risk Management Claim
                                                  Services, Inc., (a wholly-owned subsidiary of LSHI)
                                                  ("RMCS"), Landstar Ranger, Landstar Corporate
                                                  Services, Inc. (an indirectly held subsidiary of
                                                  LSHI) ("LCSI"), Landstar Express America, Inc. (a
                                                  wholly-owned subsidiary of LSHI) ("Landstar Express
                                                  America"), and Landstar Logistics, Inc. (a
                                                  wholly-owned subsidiary of LSHI) ("Landstar
                                                  Logistics"). He has also been Vice President of
                                                  Signature since February 1997. Mr. Gerkens was
                                                  Treasurer of the Company from April 1991 to January
                                                  1993.

Michael L. Harvey.........................  54    Mr. Harvey has been Vice President and General
                                                  Counsel of the Company since January 1993. He has
                                                  been Secretary of the Company, and Vice President,
                                                  General Counsel and Secretary of LSHI since August
                                                  1992. Mr. Harvey is also an officer of each of the
                                                  Subsidiaries, except Signature.

James R. Hertwig..........................  47    Mr. Hertwig has been Executive Vice President of
                                                  the Company and LSHI and President of Landstar
                                                  Logistics since October 1995. He also has been
                                                  President of Landstar Gemini since January 1997.
                                                  Mr. Hertwig served as President of Carolina Freight
                                                  Carriers from October 1994 to September 1995 and as
                                                  Vice President of Carolina Freight Corp. from
                                                  January 1994 to October 1994. From October 1994 to
                                                  September 1995, he served as Chairman of the Board
                                                  of Red Arrow Freight Lines.

                                        7

<PG$PCN>
                 EXECUTIVE OFFICERS OF THE COMPANY (continued)

                   NAME                     AGE                   BUSINESS EXPERIENCE
                   ----                     ---                   -------------------
Robert C. LaRose..........................  44    Mr. LaRose has been Vice President-Finance and
                                                  Treasurer of the Company and LSHI since October
                                                  1995. He served as Vice President and Controller of
                                                  the Company from January 1993 to October 1995 and
                                                  held the same positions at LSHI from March 1989 to
                                                  October 1995. He is also an officer of each of the
                                                  Subsidiaries. Mr. LaRose was Assistant Treasurer of
                                                  the Company from May 1991 to January 1993.

Robert C. Luminati........................  58    Mr. Luminati has been Vice President and Chief
                                                  Information Officer of the Company since January
                                                  1997. He served as Vice President Management
                                                  Information Systems from January 1993 to 1997. He
                                                  held the same position at LSHI from August 1989 to
                                                  January 1993.

Joseph P. Fitzgerald......................  51    Mr. Fitzgerald has been President of Landstar Ligon
                                                  and a Vice President of LSHI since November 1994.
                                                  He served as Executive Vice President of Landstar
                                                  Ligon from July 1994 to November 1994 and as a Vice
                                                  President of Landstar Ligon from July 1991 to July
                                                  1994.

Gary W. Hartter...........................  57    Mr. Hartter has been President of Landstar Ranger
                                                  since January 1998. He has also been a Vice
                                                  President of LSHI since January 1998. Mr. Hartter
                                                  was Vice President of the Company effective
                                                  September 1997 but resigned in January 1998 to
                                                  become President of Landstar Ranger. From
                                                  September 1991 to November 1996 Mr. Hartter was
                                                  President of Trism Specialized, Inc.

James R. Martin...........................  59    Mr. Martin has been Vice President Corporate
                                                  Development of the Company since November 1998. Mr.
                                                  Martin was President of Landstar Poole, Inc. (a
                                                  wholly-owned subsidiary of LSHI) from March 1997
                                                  until August 1998. He has been a Vice President of
                                                  LSHI since October 1995, and was President of LCSI
                                                  from January 1994 until March 1997, and Assistant
                                                  Treasurer and Secretary of Landstar Ranger from
                                                  August 1995 through March 1997. He was Vice
                                                  President and Treasurer of Landstar Gemini from
                                                  February 1991 through March 1997. Mr. Martin
                                                  previously served in various capacities at Landstar
                                                  Ranger from October 1990 to August 1995. Mr. Martin
                                                  was a Vice President of LCSI from December 1993 to
                                                  January 1994.

Jeffrey L. Pundt..........................  48    Mr. Pundt has been President of Landstar Inway and
                                                  a Vice President of LSHI since June 1996. Mr. Pundt
                                                  served as Executive Vice President of Landstar
                                                  Inway from September 1994 to June 1996 and as a
                                                  Vice President of Landstar Inway from September
                                                  1986 to September 1994.

Ronald G. Stanley.........................  47    Mr. Stanley has been President of Landstar Express
                                                  America and a Vice President of LSHI since February
                                                  1996. He was Vice President-Marketing and Sales at
                                                  Roadway Global Air from June 1992 to January 1996.

                                        8

<PG$PCN>

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     COMPENSATION OF DIRECTORS. During 1998, Directors who were not employees of the Company received an annual Director's fee of $20,000, plus a fee of $2,000 for each board meeting attended and a fee of $1,000 for each meeting of a committee attended if the committee meeting was held on a day other than a day on which a Board meeting was held. Directors are also reimbursed for expenses incurred in connection with attending Board meetings. Pursuant to the Company's 1994 Directors Stock Option Plan, each Director who was an Eligible Director (as defined therein) on November 30, 1994 received an option to purchase 12,000 shares of the Company's Common Stock. Also, pursuant to the Company's 1994 Directors Stock Option Plan, commencing in 1996, on the first business day after each annual meeting of shareholders of the Company, each Eligible Director who was elected or re-elected as a Director at such annual meeting received an award of options (a "Term Award") to purchase an additional 12,000 shares of the Company's Common Stock.

     At a regularly scheduled meeting of the Board of Directors on December 9, 1998, the Board acted to approve a recommendation of the Compensation Committee to reduce the number of shares available for a Term Award on an annual basis from 12,000 options to 9,000 options to purchase shares of the Company's Common Stock. The 1994 Directors Stock Option Plan has been amended to reflect this reduction. Accordingly, Mr. Bannister, Nominee and eligible for election at the annual meeting of shareholders, May 19, 1999 will receive 9,000 shares pursuant to the 1994 Directors Stock Option Plan as amended. All of such options have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and are subject to vesting requirements and other terms of the Company's 1994 Directors Stock Option Plan. Directors who are also officers of the Company do not receive any additional compensation for services as a Director or for services on committees of the Board or for meetings or attendance fees.

     COMPENSATION OF EXECUTIVE OFFICERS. The following table summarizes the compensation paid to the Chief Executive Officer and each of the Company's four most highly compensated other executive officers for services rendered to the Company and its subsidiaries during the 1998, 1997 and 1996 fiscal years (collectively, the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                 COMPENSATION
                                                                                 ------------
                                                                                    NO. OF
                                                 ANNUAL COMPENSATION              SECURITIES
                                        --------------------------------------    UNDERLYING
                                         ANNUAL                 OTHER ANNUAL       OPTIONS         ALL OTHER
  NAME AND PRINCIPAL POSITION    YEAR   SALARY(1)    BONUS     COMPENSATION(2)     GRANTED      COMPENSATION(3)
  ---------------------------    ----   ---------    -----     ---------------    ----------    ---------------
Jeffrey C. Crowe...............  1998   $350,000    $980,000     $    47,972        31,600         $ 63,925
  Chairman of the Board,         1997    350,000     176,400         320,105             0          441,925
  President & Chief              1996    350,000           0          13,920             0           11,925
  Executive Officer
Henry H. Gerkens...............  1998    220,000     515,000          28,500        20,900           34,208
  Executive Vice President &     1997    220,000      92,400         133,282             0          175,830
  Chief Financial Officer        1996    175,000           0           9,537             0            6,858
Robert C. LaRose...............  1998    170,000     280,000          24,920        13,700           28,891
  Vice President Finance &       1997    162,629      43,218         104,119             0          135,798
  Treasurer                      1996    147,000           0           7,740             0            4,838
Robert C. Luminati.............  1998    170,000     280,000          17,924         8,800           29,454
  Vice President & Chief         1997    156,458      42,630          22,850             0           19,474
  Information Officer            1996    119,000           0           5,740             0            6,125
James R. Hertwig...............  1998    180,000     200,000           4,722        13,400            3,934
  Executive Vice President &     1997    170,000      57,800           3,241             0            1,234
  President of Landstar          1996    170,000           0          10,889         2,500           12,429
  Logistics & Landstar Gemini

---------------
(1) Amounts shown include any salary deferred at the election of the Named Executive Officer under the Landstar 401(k) Savings Plan and/or the Landstar Supplemental Executive Retirement Plan.

                                        9

<PG$PCN>

(2) Amounts shown represent amounts reimbursed during the fiscal year for the payment of taxes on behalf of the above Named Executives.

(3) Amounts for 1998 include contributions in the amount of $4,800 which were made by the Company under the Landstar 401(k) Savings Plan on behalf of Messrs. Crowe, Gerkens, LaRose and Luminati, and in the amount of $2,700 for Mr. Hertwig and contributions made by the Company under the Landstar Supplemental Retirement Plan on behalf of Mr. Crowe in the amount of $5,700, Mr. Gerkens in the amount of $1,800, Mr. LaRose in the amount $300, and Mr. Luminati in the amount of $100. Amounts for 1998 include the dollar value of term life insurance premiums paid by the Company on behalf of Messrs. Crowe, Gerkens, LaRose, Luminati and Hertwig in the amounts of $1,425, $1,608, $428, $2,555 and $1,234, respectively. Amounts for 1998 also include $52,000, $26,000, $20,800, and $22,000 which represents principal and interest forgiven under loans extended to each of Messrs. Crowe, Gerkens, LaRose, and Luminati, respectively, in connection with their relocation in 1997.

     There were 183,300 options granted under the Company's 1993 Employee Stock Option Plan in fiscal year 1998. The following table sets forth the number and information about stock options granted in fiscal 1998 to each of the Named Executives of the Company.

                NUMBER OF SECURITIES UNDERLYING OPTIONS GRANTED

                                                                                       POTENTIAL REALIZABLE VALUE
                                                                                        AT ASSUMED ANNUAL RATES
                          NO. OF SECURITIES    % OF                                   OF STOCK PRICE APPRECIATION
                             UNDERLYING        TOTAL                                        FOR OPTION TERM
                               OPTIONS        OPTIONS    EXERCISE                     ----------------------------
                             GRANTED(1)       GRANTED     PRICE     EXPIRATION DATE       5%              10%
                          -----------------   -------    --------   ---------------   -----------    -------------
Jeffrey C. Crowe........        9,700           5.3%     $28.110    Feb. 10, 2008      $171,479       $  434,561
                               21,900          12.0%     $38.953    Dec. 08, 2008       536,492        1,359,575
Henry H. Gerkens........        6,600           3.6%     $28.110    Feb. 10, 2008       116,676          295,681
                               14,300           7.8%     $38.953    Dec. 08, 2008       350,312          887,759
Robert C. LaRose........        4,400           2.4%     $28.110    Feb. 10, 2008        77,784          197,120
                                9,300           5.1%     $38.953    Dec. 08, 2008       227,825          577,354
Robert C. Luminati......        2,700           1.5%     $28.110    Feb. 10, 2008        47,731          120,960
                                6,100           3.3%     $38.953    Dec. 08, 2008       149,434          378,694
James R. Hertwig........        4,100           2.2%     $28.110    Feb. 10, 2008        72,481          183,680
                                9,300           5.1%     $38.953    Dec. 08, 2008       227,825          577,354

(1) All the options granted shall become exercisable in five equal installments on each of the first five anniversaries of the date of the respective dates of grant, provided the executive is employed by the Company on each such anniversary date.

     The following table sets forth the number and value of all options exercised by the Named Executives.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

                                                   SHARES ACQUIRED       VALUE
                                                     ON EXERCISE      REALIZED(1)
                                                   ---------------    -----------
Jeffrey C. Crowe.................................      50,000         $1,006,000
Henry H. Gerkens.................................      15,000         $  301,800
Robert C. LaRose.................................       5,000         $  100,600
James R. Hertwig.................................       6,500         $   38,625

---------------
(1) The value realized for Messrs. Crowe, Gerkens, and LaRose represents the difference between the fair market value of the shares acquired on exercise as of December 16, 1998 and the exercise price of the option. The fair market value was based upon the last reported sales price per share of Common Stock as quoted on the National Association of Securities Dealers, Inc. National Market System ("NASDAQ") on December 16, 1998. The value realized for Mr. Hertwig represents the difference between the fair market value of the shares acquired on the exercise of his options and the exercise price of such options.

                                       10

<PG$PCN>

     The following table sets forth the number and value at December 26, 1998 of all exercisable and unexercisable options held by each of the Named Executives.

                         FISCAL YEAR-END OPTION VALUES

                                                 NUMBER OF SECURITIES
                                                UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                      OPTIONS AT                 IN-THE-MONEY OPTIONS
                                                  DECEMBER 26, 1998            AT DECEMBER 26, 1998(1)
                                             ----------------------------    ----------------------------
                                             EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                                             -----------    -------------    -----------    -------------
Jeffrey C. Crowe...........................    24,000          47,600         $423,000        $519,012
Henry H. Gerkens...........................    13,600          28,300          239,700         262,784
Robert C. LaRose...........................     7,200          17,500          126,900         158,641
Robert C. Luminati.........................     6,900(2)       10,900          139,113          96,402
James R. Hertwig...........................     5,000          21,900           87,250         257,111

---------------
(1) The value of in-the-money options represents the difference between the fair market value of the shares acquired on exercise as of December 24, 1998 and the exercise price of the option. The fair market value was calculated based upon the last reported sales price per share of Common Stock as quoted on the National Association of Securities Dealers, Inc. National Market System ("NASDAQ") in the Company's fiscal year ended December 26, 1998, which was December 24, 1998.

(2) Mr. Luminati exercised 2,500 of these options on January 7, 1999.

Indebtedness of Management

     In connection with the relocation of the Company's corporate headquarters from Shelton, Connecticut to Jacksonville, Florida, the Company made loans to Messrs. Crowe, Gerkens, and LaRose, in 1997, and to Mr. Luminati in 1998, in the amounts of $200,000, $100,000, $80,000, and $80,000, respectively, to assist them in their individual relocation to the Jacksonville area. Each loan bears interest at a rate of 7.5% and is repayable annually over a five-year period. On each anniversary date of such loan, the principal and interest amounts then due will be forgiven provided the executive is still employed by the Company. In 1998, the Company made loans to Messrs. Crowe, Gerkens and LaRose in the amounts of $925,000, $277,500, and $92,500, in connection with the exercise of options to purchase 50,000, 15,000 and 5,000 shares of the Company's Common Stock at $18.50 per share, respectively. The Company also made loans to Messrs. Luminati and Martin in the amounts of $46,250 and $92,500 for the exercise of options to purchase 2,500 and 5,000 shares each of the Company's Common Stock in 1999. Each loan bears interest at an annual rate of 7%. Interest on the loans will be forgiven annually provided the executive is still employed by the Company. Principal is repayable in a single lump sum on the fifth anniversary of the loan.

Key Executive Employment Protection Agreements

     On January 23, 1998, the Board approved the execution of the Key Executive Employment Protection Agreements for Messrs. Crowe, Gerkens, LaRose, Luminati and Hertwig and six other executives of the Company. Each agreement provides certain severance benefits to Messrs. Crowe, Gerkens, LaRose, Luminati, Hertwig, and such six other executives in the event of a change of control of the Company (as defined in the agreements). Each agreement provides, generally, that if a covered executive's employment is terminated by the Company without "cause" (as defined in the agreements) or by the executive for good reason (as so defined), in either such case, in connection with or within the two year period following the change in control or if a covered executive terminates his employment for any reason six months following the change in control, such executive will be entitled to severance benefits consisting of a cash amount equal to three times for Mr. Crowe, two times for Mr. Gerkens and one time for Messrs. LaRose, Luminati, and Hertwig and the six other executives of the sum of (A) the executive's annual base salary; and (B) the amount that would have been payable to the executive as a target bonus for the year in which the change of control occurs. Each agreement also provides for continuation of medical benefits and for certain tax gross-ups to be made to a

                                       11

<PG$PCN>

covered executive in the event payments to the executive are subject to the excise tax on "parachute payments" imposed under Section 4999 of the Internal Revenue Code of 1986.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

Overall Policy

     The Company's executive compensation philosophy is designed to attract and retain the best possible executive talent and to motivate these executives to develop and implement the Company's business strategy. These objectives are to be attained by tying a significant portion of each executive's compensation to the Company's success in meeting specified corporate performance goals and, through the grant of stock options, to appreciation in the Company's stock price. Additionally, the Company also recognizes individual contributions as well as overall business results.

     The executive compensation program is reviewed annually by the Compensation Committee. Periodically, at the Compensation Committee's sole discretion, an independent review of the executive compensation program may be performed by outside consultants.

     The Compensation Committee is responsible for decisions regarding executive compensation, including a determination of the compensation awarded to those individuals whose compensation is detailed in this proxy statement, subject to review by the Board. The key elements of the Company's executive compensation consist of base salary, annual bonus and stock options. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Crowe, the Company's chief executive officer, are discussed below.

Base Salaries

     Base salaries for newly hired executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual. Salary adjustments are determined by evaluating the performance of the Company and of each executive officer, and also take into account new responsibilities. In the case of executive officers with responsibility for an operating subsidiary, the financial results of such operating subsidiary are also considered.

     Mr. Crowe's last salary increase was January 1, 1996. In determining Mr. Crowe's salary, the Compensation Committee took into account the Company's overall performance.

Annual Bonus

     The Company's executive officers were eligible to receive an annual cash bonus under the Company's 1998 Incentive Compensation Plan (the "1998 ICP"). The 1998 ICP provided for bonus payments to be made to eligible operating subsidiary employees upon the achievement of a consolidated earnings per share target and operating income targets of the individual operating subsidiary. Bonus payments with respect to eligible corporate employees under the 1998 ICP were dependent upon achievement of the consolidated earnings per share target. These performance criteria were established at the beginning of 1998 by the Compensation Committee.

     In 1998, all executive officers, including the Named Executives, received bonuses pursuant to the 1998 ICP. The Compensation Committee, in awarding these bonus amounts, considered the overall Company's performance and the criteria established at the beginning of the year.

Stock Options

     Under the Company's 1993 Stock Option Plan, stock options are granted to the Company's executive officers. The Compensation Committee determines the number of stock options to be granted pursuant to guidelines it develops based on an officer's job responsibilities and individual performance evaluation.

                                       12

<PG$PCN>

Stock options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant and generally vest over five years. This approach is designed to encourage the creation of long-term shareholder value since no benefit can be realized from such options unless the stock price exceeds the exercise price.

     As of March 5, 1999, Mr. Crowe owned 170,176 shares of the Company's Common Stock and holds options to purchase an additional 82,400 shares. The Compensation Committee believes that significant equity interests in the Company held by the Company's management helps to align the interests of shareholders and management and maximize shareholder returns over the long term.

Policy as to Section 162(m) of the Code

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a publicly traded company a federal income tax deduction for compensation in excess of $1 million paid to certain of its executive officers unless the amount of such excess is payable based solely upon the attainment of objective performance criteria. The Company has undertaken to qualify substantial components of the incentive compensation it makes available to its executive officers for the performance exception to nondeductibility. Stock option grants under the Company's 1993 Employee Stock Option Plan currently meet these requirements. In 1995, the Company received shareholder approval for the Management Incentive Compensation Plan so that annual awards payable thereunder would qualify for the performance exception under Section 162(m). The Compensation Committee believes that tax deductibility of compensation is an important factor, but not the sole factor, to be considered in setting executive compensation policy. Accordingly, the Compensation Committee generally intends to take such reasonable steps as are required to avoid the loss of a tax deduction due to Section 162(m) but reserves the right to pay amounts which are not deductible in appropriate circumstances.

Conclusion

     Through the programs described, a very significant portion of the Company's executive compensation is linked directly to significant thresholds of corporate performance and stock price appreciation. The Company's 1998 results achieved far exceeded the target criteria established in the 1998 ICP. As such, bonuses were paid under the 1998 ICP. The Committee will continue to review all executive compensation and benefit matters presented to it and will act based upon the best information available to it and in the best interests of the Company, its shareholders and employees.

                                          Compensation Committee of the Board

                                          David G. Bannister
                                          William S. Elston
                                          Merritt J. Mott

                                       13

<PG$PCN>

                             PERFORMANCE COMPARISON

     The following graph illustrates the return that would have been realized (assuming reinvestment of dividends) by an investor who invested $100 in each of the Company's Common Stock, the Standard & Poor's 500 Stock Index and the Dow Jones Transportation Stock Index for the period commencing March 5, 1993 (the date of the Company's initial public offering) through December 26, 1998.

                                                        LANDSTAR                     S&P 500                DJ 20 TRANSPORTS
                                                        --------                     -------                ----------------
12/23/93                                                 100.00                      100.00                      100.00
3/31/94                                                  115.38                       95.38                       92.83
6/30/94                                                  151.28                       95.06                       90.59
9/30/94                                                  176.92                       99.00                       84.68
12/31/94                                                 167.95                       98.26                       82.60
3/31/95                                                  161.54                      107.13                       92.86
6/30/95                                                  132.05                      116.55                       99.28
9/30/95                                                  123.72                      125.04                      110.94
12/31/95                                                 137.18                      131.78                      112.46
3/31/96                                                  128.21                      138.11                      122.18
6/30/96                                                  148.72                      143.49                      123.86
9/30/96                                                  137.18                      147.06                      118.03
12/31/96                                                 119.23                      158.49                      128.06
3/31/97                                                  121.79                      161.99                      133.88
6/30/97                                                  144.23                      189.38                      154.05
9/30/97                                                  137.18                      202.68                      180.52
12/31/97                                                 135.26                      207.63                      184.88
3/31/98                                                  165.38                      235.73                      203.08
6/30/98                                                  179.17                      242.59                      197.30
9/30/98                                                  144.55                      217.60                      150.15
12/26/98                                                 221.15                      262.37                      172.82

                                       14

<PG$PCN>

                  SECURITY OWNERSHIP BY MANAGEMENT AND OTHERS

     The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock as of March 5, 1999, by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Director, nominee for election as a Director and Named Executive of the Company, and (iii) all Directors and current executive officers as a group.

                                                                        AMOUNT AND
                                                                        NATURE OF     OWNERSHIP
                                                                        BENEFICIAL    PERCENT OF
    NAME OF BENEFICIAL OWNER                  POSITION(S)               OWNERSHIP      CLASS(1)
    ------------------------                  -----------               ----------    ----------

(i)
Capital Guardian Trust Company
  and The Capital Group
  Companies, Inc.(2)(3)..........                                       1,284,600        12.5%
FMR Corp.(2)(4)..................                                       1,187,400        11.6%

(ii)
David G. Bannister(5)............  Director and Nominee for Director       29,960           *
Ronald W. Drucker(6).............  Director                                25,000           *
Merritt J. Mott(7)...............  Director                                14,000           *
John B. Bowron...................  Director                                10,500           *
William S. Elston................  Director                                   300           *
Diana M. Murphy..................  Director                                   300           *
Jeffrey C. Crowe(8)..............  Director and Nominee For
                                   Director, Chairman, President and
                                   Chief Executive Officer                196,116         1.9%
Henry H. Gerkens(9)..............  Executive Vice President and
                                   Chief Financial Officer                 69,920           *
James R. Hertwig(10).............  Executive Vice President and
                                   President of Landstar Logistics          5,820           *
Robert C. LaRose(11).............  Vice President, Finance and
                                   Treasurer                               54,080           *
Robert C. Luminati(12)...........  Vice President and Chief
                                   Information Officer                     24,012           *

(iii)
All Directors and current
  executive officers as a group
  (17 persons) (13)(14)..........                                         488,848         4.7%

---------------
   * Less than 1%

 (1) The percentages are based upon 10,276,833 shares, which equal the outstanding shares of the Company as of March 5, 1999. With respect to the calculation of the percentages for beneficial owners who hold options exercisable within 60 days of March 5, 1999, the number of shares of Common Stock on which the percentage is based also includes the number of shares underlying such options.

 (2) In accordance with the rules of the Securities and Exchange Commission, the information set forth is based on the most recent Schedule 13G filed by this entity.

 (3) Capital Guardian Trust Company and The Capital Group Companies, Inc. filed their Schedule 13G on February 12, 1997, and amended their Schedule 13G on November 7, 1997, on February 10, 1998 and again on February 8, 1999. The Capital Group Companies, Inc. is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over shares of the Company. The investment management companies, which include a "bank" as defined in Section 3(a)6 of the Securities Exchange Act of 1934 (the "Act") and several investment advisers registered under Section 203 of the Investment Advisers Act of 1940, provide investment advisory and management services for their respective clients which include registered investment

                                       15

<PG$PCN>

companies and institutional accounts. The Capital Group Companies, Inc., disclaims any investment power or voting power over any of the 1,284,600 shares of Common Stock reported herein; however, The Capital Group Companies, Inc. may be deemed to "beneficially own" such securities by virtue of Rule 13d-3 under the Act. Capital Guardian Trust Company ("Capital Guardian"), a bank as defined in Section 3(a)6 of the Act and a wholly-owned subsidiary of The Capital Group Companies, Inc., is the beneficial owner of 1,200,800 of such shares, or 11.7% of the Common Stock outstanding, as a result of its serving as the investment manager of various institutional accounts. Capital Guardian has sole dispositive power over such 1,200,800 shares with sole voting power over 1,085,800 of such shares. The remaining 83,800 shares reported as beneficially owned by The Capital Group Companies, Inc. are beneficially owned by other subsidiaries of The Capital Group Companies, Inc., none of which by itself owns 5% or more of the Common Stock outstanding. The business address of each of the foregoing is 11100 Santa Monica Boulevard, Los Angeles, California 90025-3302.

 (4) According to an amendment, filed January 1, 1999 to its Schedule 13G (the "FMR Schedule 13G"), FMR Corp. is the beneficial owner of 1,187,400 shares of Common Stock. Fidelity Management and Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under the Investment Advisers Act of 1940, is also the beneficial owner of 1,068,200 of such shares, or 10.4% of the Common Stock outstanding, as a result of acting as investment adviser to several Fidelity investment companies (the "Funds") registered under the Investment Company Act of 1940. Such shares are voted by Fidelity in accordance with written guidelines established by the Funds' boards of trustees. One of these Funds, Fidelity Magellan, also beneficially owns 901,200 of such shares, or 8.8% of the Common Stock outstanding. Edward C. Johnson 3d (Chairman of FMR Corp.), FMR Corp. and the Funds each have sole power to dispose of the 1,068,200 shares owned by the Funds. Fidelity Management Trust Company ("Fidelity Management"), a wholly-owned subsidiary of FMR Corp., beneficially owns 119,200 shares, or 1.2% of the Common Stock outstanding, as a result of serving as investment manager for certain institutional accounts. Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management, each has sole voting and dispositive power over said shares. Edward C. Johnson 3d, various members of his family and trusts for their benefit own FMR Corp. voting stock. These Johnson family members, through their ownership of voting stock and the execution of a family shareholders' voting agreement, form a controlling group with respect to FMR Corp. The business address of each of the foregoing is 82 Devonshire Street, Boston, Massachusetts 02109.

 (5) Includes 24,000 shares that may be acquired upon the exercise of options.

 (6) Includes 5,000 shares held in trust for which Mr. Drucker has shared voting and investment power with SunTrust Bank - Trust Department of SunTrust Bank-North Florida, N.A. and 20,000 shares that may be acquired upon the exercise of options.

 (7) Includes 100 shares held in trust for Mr. Mott's son; 100 shares held in trust for Mr. Mott's daughter; and 12,000 shares that may be acquired upon the exercise of options.

 (8) Includes 25,940 shares that may be acquired upon the exercise of options.

 (9) Includes 14,920 shares that may be acquired upon the exercise of options.

(10) Represents shares that may be acquired upon the exercise of options.

(11) Includes 8,080 shares that may be acquired upon the exercise of options.

(12) Includes 4,940 shares that may be acquired upon the exercise of options.

(13) Represents amount of shares deemed to be beneficially owned either directly or indirectly by all Directors and current executive officers as a group.

(14) Includes 149,820 shares that may be acquired upon the exercise of options.

                                      16

<PG$PCN>

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities,to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required, the Company believes that during the year ended December 26, 1998, all Section 16(a) filing requirements which are applicable to its officers, Directors and greater than ten-percent beneficial owners were accomplished except the following.

     During late 1997 and throughout 1998, Ronald G. Stanley, President of Landstar Express America purchased approximately $8,000 worth of the Company's Common Stock through the Company's 401(k) Plan and Mr. Stanley's Forms 5 with respect to 1997 and 1998 reporting such purchases were inadvertently filed late.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The firm of KPMG LLP served as independent auditors for the Company for the fiscal year ended December 26, 1998. Pursuant to the recommendation of the Audit Committee, the Board has appointed that firm to continue in that capacity for fiscal year 1999, and recommends that a resolution be presented to shareholders at the 1999 Annual Meeting to ratify that appointment. A representative of KPMG LLP will be present at the 1999 Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions from shareholders.

                 THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

                             SHAREHOLDER PROPOSALS

     In accordance with regulations issued by the SEC, shareholder proposals intended for presentation at the 2000 Annual Meeting of Shareholders must be received by the Secretary of the Company no later than November 19, 1999, if such proposals are to be considered for inclusion in the Company's Proxy Statement. In accordance with the Company's Bylaws, shareholder proposals intended for presentation at the 2000 Annual Meeting of Shareholders that are not intended to be considered for inclusion in the Company's Proxy Statement must be received by the Secretary of the Company not later than 35 days prior to the 2000 Annual Meeting of Shareholders. Proposals should be mailed via certified mail and addressed to Michael L. Harvey, Secretary, Landstar System, Inc., 4160 Woodcock Drive, Jacksonville, Florida 32207.

                                       17

<PG$PCN>

                                 OTHER MATTERS

     Management knows of no matters that are to be presented for action at the meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

     Proxies will be solicited by mail and may also be solicited in person or by telephone by some regular employees of the Company. All expenses in connection with the preparation of proxy material and the solicitation of proxies will be borne by the Company.

                   PLEASE COMPLETE, SIGN, DATE AND RETURN THE
                          ENCLOSED PROXY CARD PROMPTLY

                                          By Order of the Board of Directors

                                          /s/ Michael L. Harvey

                                          Michael L. Harvey
                                          Vice President,
                                          General Counsel,
                                          and Secretary

4160 Woodcock Drive
Jacksonville, FL 32207

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO ANY SHAREHOLDER OF THE COMPANY WHO SO REQUESTS, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 26, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO LANDSTAR SYSTEM, INC., ATTENTION: HENRY
H. GERKENS, INVESTOR RELATIONS, 4160 WOODCOCK DRIVE, JACKSONVILLE, FLORIDA
32207.

                                       18


March 29, 1999

To the Shareholders of Landstar System, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of Landstar System, Inc. on Wednesday, May 19, 1999, at 10:00 a.m., local time, at the Ponte Vedra Inn, Ponte Vedra Beach, Florida, 32082. A notice of the meeting, a proxy card, the 1998 Annual Report and a proxy statement containing information about the matters to be acted upon are enclosed. It is important that your shares be represented at the meeting. Accordingly, we urge you to sign and date the enclosed proxy card and promptly return it in the enclosed pre-addressed, postage-paid envelope even if you are planning to attend the meeting.

We look forward to the Annual Meeting of Shareholders, and we hope you will attend the meeting or be represented by proxy.

                                          LOGO

                                          Jeffrey C. Crowe
                                          Chairman of the Board,
                                          President and
                                          Chief Executive Officer

                             LANDSTAR SYSTEM, INC.
                  4160 WOODCOCK DRIVE, JACKSONVILLE, FL 32207

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Henry H. Gerkens and Michael L. Harvey, jointly and severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes each or both of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Landstar System, Inc. held of record by the undersigned on March 22, 1999, at the Annual Meeting of Shareholders to be held on May 19, 1999 or any adjournment thereof. None of the matters to be acted upon, each of which has been proposed by Landstar System, Inc. (the "Company"), is related to or conditioned on the approval of other matters.

                 **CONTINUED AND TO BE SIGNED ON REVERSE SIDE**

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This proxy when properly executed will be voted in accordance with the specifications made herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

1. ELECTION OF DIRECTORS

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below)

FOR all nominees listed to the right         JEFFREY C. CROWE
(except as marked to the contrary)  /  /     DAVID G. BANNISTER

WITHHOLD AUTHORITY to vote for all
nominees listed to the right  /  /


2. RATIFICATION OF THE APPOINTMENT OF KPMG LLP as independent auditors of the Company for fiscal year 1999.

FOR  /  /      AGAINST  /  /       ABSTAIN  /  /


3. In their discretion, each of the Proxies is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signed as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:___________________________

_________________________________
Signature

_________________________________
Signature if held jointly


**PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE**

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